UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21533

Western Asset Inflation Management Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, N.Y. 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

INFLATION MANAGEMENT FUND INC. (IMF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is total return. Current income is a secondary investment objective.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Inflation Management Fund Inc. for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On January 21, 2014, the Board of Directors of Western Asset Inflation Management Fund Inc. announced a proposal to liquidate and dissolve the Fund. Subject to stockholder approval of a plan of liquidation and dissolution (the “Plan”) adopted by the Board, the Fund plans to cease to invest in assets in accordance with its investment objectives and will, as soon as reasonable and practicable, complete the sale of any remaining portfolio securities it holds and will dissolve.

The Board, on recommendation of Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company, the Fund’s investment adviser and subadviser, respectively, believes that the liquidation and dissolution of the Fund is in the best interests of the Fund and its stockholders due to, among other things, the Fund’s small asset size and relatively high expense ratio.

The Board plans to submit a proposal to stockholders to approve the Plan at the annual meeting of stockholders to be held on April 25, 2014 (the “Annual Meeting”). If the proposal is approved by stockholders, the Fund will commence the orderly liquidation of its assets in accordance with the Plan. Following the liquidation of the Fund’s assets, the Fund will pay one or more liquidating distributions to stockholders of record in accordance with the Plan. There can be no assurance that the necessary percentage of the stockholders of the Fund will vote to approve the liquidation and dissolution of the Fund in accordance with the Plan.

The Fund plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the Annual Meeting.

II	Western Asset Inflation Management Fund Inc.

Promptly after filing its definitive proxy statement for the Annual Meeting with the SEC, the Fund will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. Stockholders are urged to carefully read the proxy materials when they become available because they will contain important information, including a more detailed description of the Plan. When filed with the SEC, the proxy statement and other documents filed by the Fund in connection with the Annual Meeting will be available free of charge at the SEC’s website, http://www.sec.gov and the Fund’s website at www.lmcef.com. Stockholders can also obtain copies of these documents, when available, free of charge, by calling the Fund at 1-888-777-0102 or by writing the Fund at 620 Eighth Avenue, 49th Floor, New York, New York 10018.

Western Asset Inflation Management Fund Inc., its directors and executive officers and the Fund’s investment adviser, members of its management and employees may be deemed to be participants in the Fund’s solicitation of proxies from its stockholders in connection with the proposed liquidation and dissolution. Information concerning the interests of the participants in the solicitation will be set forth in Western Asset Inflation Management Fund Inc.’s proxy statement and shareholder reports on Form N-CSR, to be filed with the SEC.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

January 31, 2014

Western Asset Inflation Management Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

IV	Western Asset Inflation Management Fund Inc.

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity strengthened during the second half of 2013… activity is expected to improve further in 2014–15, largely on account of recovery in the advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government

Western Asset Inflation Management Fund Inc.	V

Investment commentary (cont’d)

introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indicator of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

VI	Western Asset Inflation Management Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is total return. Current income is a secondary investment objective. The Fund invests the majority of its assets in inflation-protected securities issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporate securities that are structured to provide protection against inflation. We also have the flexibility to invest in certain other fixed-income securities that we believe will provide protection against inflation. Inflation-protected securities will include U.S. Treasury Inflation Protected Securities (“TIPS”)i, as well as other bonds issued by U.S. and non-U.S. government agencies or instrumentalities or corporations and derivatives related to these securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Paul E. Wynn, Dennis J. McNamara, Keith J. Gardner and Michael C. Buchanan. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Funds’ reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-durationii Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)iii and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in late April and early May 2013. Ten-year Treasury yields were 1.78% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This was the highest level for the ten-year Treasury since July 2011. All told, the Barclays U.S. Aggregate Indexiv returned

Western Asset Inflation Management Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

-2.02% for the twelve months ended December 31, 2013, its first calendar year decline since 1999.

Inflation was generally well contained during the reporting period. For the twelve months ended December 31, 2013, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)v, was 1.5%. The CPI-U less food and energy was 1.7% over the same time frame. Given benign inflation and sharply rising interest rates, U.S. TIPS generated very weak results. During the twelve months ended December 31, 2013, the Barclays U.S. TIPS Indexvi returned -8.61%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. During the first half of the period we moderately increased our allocation to U.S. TIPS and moved out of our small high-yield corporate bond position. We also used the sharp sell-off in TIPS to increase the interest rate exposure in the Fund, having been very defensive at the outset of the year. Elsewhere, over the period we generally increased our short Canadian dollar position, as well as increased a short euro position in the latter half of the period. Finally, we began the period with a short yen position which we took off in the spring, but reestablished in the summer.

The Fund employed interest rate futures and options during the reporting period to manage its yield curvevii positioning and duration. The use of these instruments contributed to performance. Currency forwards were used to hedge the Fund’s currency risk and manage its currency exposures. They were additive for performance during the reporting period. During the third quarter 2013 the Fund began re-levering, and this continued during the fourth quarter. At the end of the period, approximately 16% of the Fund’s gross assets were levered. With real yields back to levels similar to those seen in 2010, and inflation expectations towards the low end of the range, we now see the prospect of adding significant income (or indeed total return) through leverage, and as yields rise further, we will continue adding leverage to the Fund provided uncertainty regarding rising interest rates remains contained.

Performance review

For the twelve months ended December 31, 2013, Western Asset Inflation Management Fund Inc. returned -8.71% based on its net asset value (“NAV”)viii and -6.76% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. TIPS Index, returned -8.61% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averageix returned -1.78% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.60 per share, which included a return of capital of $0.06 per share*. The

*	Distributions paid by the Fund may be comprised of income, capital gains and/or return of capital. For the character of distributions paid during the fiscal year ended December 31, 2013, please refer to page 18 of this report.

2	Western Asset Inflation Management Fund Inc. 2013 Annual Report

performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2013
Price per share	12-month total return**
$17.82 (NAV)	-8.71	%†
$16.93 (Market Price)	-6.76	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including return of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including return of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Contributors to the Fund’s relative performance for the period came from a variety of sources. Our interest rate stance, which reflected our view that real interest rates were likely to rise through the year, contributed to results, especially towards the end of the year.

Our decision to overweight longer maturity bonds, especially U.S. TIPS, also added value throughout the year. In addition, our preference for nominal securities in the first half of the year helped performance. We took this position as we felt that inflation expectations, or breakevens, would decline.

Our credit exposures were positive contributors. Finally our preference for the U.S. dollar versus both the Canadian dollar and Japanese yen enhanced the Fund’s performance, as the latter two currencies depreciated versus the greenback.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was a small short position to the euro in the latter half of the period. This modestly detracted from results as the euro appreciated versus the U.S. dollar as the period progressed. Elsewhere, our emerging market exposure, most notably our position in Brazil, modestly detracted from performance

Looking for additional information?

The Fund is traded under the symbol “IMF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIMFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

Thank you for your investment in Western Asset Inflation Management Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

RISKS: If interest rates rise, but the rate of inflation does not, the Fund’s performance will be adversely affected. The Fund is subject to the risks associated with inflation-protected securities (“IPS”). Risks associated with IPS investments include liquidity risk, interest rate risk, prepayment risk, extension risk and deflation risk. Income distributions of the Fund are likely to fluctuate more than those of a conventional bond fund. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s NAV. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund is non-diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are greater in emerging markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. There is no assurance that the Fund’s leveraging strategy will be successful.

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: U.S. Treasury Inflation Protected Securities (92.8%), Corporate Bonds & Notes (15.7%), Sovereign Bonds (6.5%), Non-U.S. Treasury Inflation Protected Securities (1.3%) and Collateralized Mortgage Obligations (0.9%).The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Inflation Management Fund Inc. 2013 Annual Report

[i]

U.S. Treasury Inflation Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

vi	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2013 and December 31, 2012 and does not include derivatives, such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Inflation Management Fund Inc. 2013 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2013

Total Spread Duration
IMF	— 1.23 years
Benchmark	— 0.00 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IMF	— Western Asset Inflation Management Fund Inc.
MBS	— Mortgage-Backed Securities
Benchmark	— Barclays U.S. TIPS Index

Western Asset Inflation Management Fund Inc. 2013 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2013

Total Effective Duration
IMF	— 5.68 years
Benchmark	— 7.65 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IMF	— Western Asset Inflation Management Fund Inc.
MBS	— Mortgage-Backed Securities
Benchmark	— Barclays U.S. TIPS Index

8	Western Asset Inflation Management Fund Inc. 2013 Annual Report

Schedule of investments

December 31, 2013

Western Asset Inflation Management Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 92.8%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	2,335,704	$2,688,432
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	7,719,742	8,558,060
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	5,596,748	6,002,730
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,229,293	1,446,533
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,719,132	2,359,709
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	2,820,418	3,174,293
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	1,653,153	1,861,088
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	4,503,657	3,630,195
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	2,285,775	1,762,191
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	13,509,549	14,407,191	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	1,523,736	1,565,639
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,555,953	2,806,258
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	5,130,782	5,649,873	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	5,203,350	5,351,323
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	4,348,071	4,728,527
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	2,990,814	3,051,799
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	3,368,534	3,654,072
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	979,083	1,094,125
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	1,093,890	1,216,525
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	2,377,576	2,546,048
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	11,456,636	12,052,289
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	5,554,568	5,643,747
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	10,680,683	10,275,981
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	2,681,369	2,570,972
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	6,435,620	6,083,669	(a)
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	2,709,828	2,615,512
Total U.S. Treasury Inflation Protected Securities (Cost — $116,044,200)				116,796,781
Asset-Backed Securities — 0.2%
Asset-Backed Funding Certificates, 2004-FF1 M2	2.340%	1/25/34	115,975	3,781	(b)
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	73,417	1	(c)(d)(e)
GSAMP Trust, 2004-OPT M3	1.890%	11/25/34	96,825	74,443	(b)
Renaissance Home Equity Loan Trust, 2003-4 M3	2.065%	3/25/34	234,685	165,034	(b)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	71,380	1	(c)(d)(e)
Total Asset-Backed Securities (Cost — $597,150)				243,260
Collateralized Mortgage Obligations — 0.9%
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	863,900	68,377	(b)

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	9

Schedule of investments (cont’d)

December 31, 2013

Western Asset Inflation Management Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-121 IO, IO	1.048%	6/16/43	4,495,806	$204,557	(b)
Government National Mortgage Association (GNMA), 2011-142 IO, IO	0.952%	9/16/46	4,188,896	224,680	(b)
Government National Mortgage Association (GNMA), 2011-152 IO, IO	1.347%	8/16/51	3,292,600	194,581	(b)
Government National Mortgage Association (GNMA), 2012-112 IO, IO	0.870%	2/16/53	3,150,518	215,825	(b)
Government National Mortgage Association (GNMA), 2012-125 IO, IO	0.856%	2/16/53	1,432,866	103,518	(b)
Structured Asset Securities Corp., 1998-02 M1	1.265%	2/25/28	8,264	8,351	(b)
Structured Asset Securities Corp., 1998-03 M1	1.165%	3/25/28	96,486	93,802	(b)
Total Collateralized Mortgage Obligations (Cost — $1,056,226)				1,113,691
Corporate Bonds & Notes — 15.7%
Consumer Discretionary — 0.5%
Automobiles — 0.5%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	510,000	579,090
Consumer Staples — 1.0%
Food Products — 0.2%
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	320,000	317,775	(c)
Tobacco — 0.8%
Altria Group Inc., Senior Notes	2.850%	8/9/22	400,000	368,979
Altria Group Inc., Senior Notes	9.950%	11/10/38	150,000	229,485
Reynolds American Inc., Senior Notes	3.250%	11/1/22	270,000	249,332
Reynolds American Inc., Senior Notes	4.750%	11/1/42	150,000	133,818
Total Tobacco				981,614
Total Consumer Staples				1,299,389
Energy — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	159,504	174,497	(c)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	300,000	317,250
Lukoil International Finance BV, Senior Notes	4.563%	4/24/23	200,000	188,200	(c)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	150,000	138,375	(c)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	29,000	30,668
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	180,000	186,109
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	140,000	139,634
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	250,000	208,750	(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	200,000	184,000	(c)
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	250,000	253,248	(c)
Total Energy				1,820,731

See Notes to Financial Statements.

10	Western Asset Inflation Management Fund Inc. 2013 Annual Report

Western Asset Inflation Management Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 6.9%
Capital Markets — 0.3%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	350,000	$339,570
Commercial Banks — 2.7%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	700,000	747,250
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	200,000	221,250	(b)(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/10/14	2,260,000	2,079,200	(b)(f)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	400,000	411,138
Total Commercial Banks				3,458,838
Consumer Finance — 0.8%
American Express Co., Subordinated Debentures	6.800%	9/1/66	400,000	427,700	(b)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	575,339
Total Consumer Finance				1,003,039
Diversified Financial Services — 3.1%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	500,000	442,500	(b)(f)
Bank of America Corp., Senior Notes	4.100%	7/24/23	950,000	955,905
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	500,000	440,880	(b)(f)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	700,000	738,865
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	200,000	230,928
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	300,000	386,974
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	500,000	451,250	(b)(f)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	200,000	212,136
Total Diversified Financial Services				3,859,438
Total Financials				8,660,885
Health Care — 0.3%
Pharmaceuticals — 0.3%
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	150,000	138,694	(c)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	320,000	290,278
Total Health Care				428,972
Industrials — 0.1%
Construction & Engineering — 0.1%
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	200,000	175,000	(c)
Materials — 2.0%
Chemicals — 0.2%
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	220,000	253,429
Construction Materials — 0.3%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	300,000	339,750	(c)

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

December 31, 2013

Western Asset Inflation Management Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 1.4%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	150,000	$155,640
Evraz Group SA, Senior Notes	6.750%	4/27/18	200,000	199,600	(c)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	550,000	523,632
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	200,000	180,500	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	150,000	122,397
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000	186,795
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	168,000	164,068
Vedanta Resources PLC, Senior Notes	7.125%	5/31/23	300,000	275,625	(c)
Total Metals & Mining				1,808,257
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	150,000	165,000	(c)
Total Materials				2,566,436
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.6%
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	3,000,000	3,227,262
Wireless Telecommunication Services — 0.5%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	100,000	108,806
SoftBank Corp., Senior Notes	4.500%	4/15/20	200,000	196,000	(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	300,000	314,136	(c)
Total Wireless Telecommunication Services				618,942
Total Telecommunication Services				3,846,204
Utilities — 0.3%
Electric Utilities — 0.3%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	200,000	195,250	(c)
FirstEnergy Corp., Notes	7.375%	11/15/31	150,000	163,404
Total Utilities				358,654
Total Corporate Bonds & Notes (Cost — $19,629,017)				19,735,361
Mortgage-Backed Securities — 0.5%
FHLMC — 0.4%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	6/1/17	10,144	10,569
Federal Home Loan Mortgage Corp. (FHLMC), Gold	8.500%	9/1/24	517,722	580,217
Total FHLMC				590,786
FNMA — 0.1%
Federal National Mortgage Association (FNMA)	5.500%	1/1/14	61	65
Federal National Mortgage Association (FNMA)	7.000%	10/1/18-6/1/32	99,804	113,895
Total FNMA				113,960
Total Mortgage-Backed Securities (Cost — $689,035)				704,746

See Notes to Financial Statements.

12	Western Asset Inflation Management Fund Inc. 2013 Annual Report

Western Asset Inflation Management Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Non-U.S. Treasury Inflation Protected Securities — 1.3%
Canada — 1.3%
Government of Canada, Bonds (Cost — $1,880,325)	4.250%	12/1/26	1,260,549	CAD	$1,660,210
Sovereign Bonds — 6.5%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	100,000		98,250
Brazil — 3.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	3,000,000	BRL	1,108,469
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	350,000		371,000
Federative Republic of Brazil, Notes	6.000%	8/15/22	5,595,538	BRL	2,354,772
Total Brazil					3,834,241
Indonesia — 0.1%
Republic of Indonesia, Notes	3.750%	4/25/22	200,000		181,750	(c)
Mexico — 1.2%
United Mexican States, Bonds	6.500%	6/9/22	15,470,000	MXN	1,200,745
United Mexican States, Medium-Term Notes	6.050%	1/11/40	44,000		48,070
United Mexican States, Senior Notes	4.750%	3/8/44	236,000		213,875
Total Mexico					1,462,690
Peru — 0.1%
Republic of Peru, Senior Bonds	8.750%	11/21/33	100,000		142,750
Philippines — 0.2%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	200,000		221,500
Russia — 0.3%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	357,500		417,274	(c)
South Africa — 1.0%
Republic of South Africa, Senior Notes	5.875%	9/16/25	1,220,000		1,272,460
Turkey — 0.3%
Republic of Turkey, Notes	4.875%	4/16/43	450,000		346,725
Venezuela — 0.2%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	300,000		225,000	(c)
Total Sovereign Bonds (Cost — $8,751,818)					8,202,640
U.S. Government & Agency Obligations — 0.1%
U.S. Government Obligations — 0.1%
U.S. Treasury Notes (Cost — $80,160)	2.500%	8/15/23	80,000		76,834

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Western Asset Inflation Management Fund Inc.

Security	Expiration Date	Contracts	Value
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes Futures, Put @ $122.50 (Cost — $25,343)	1/24/14	67	$25,125
Total Investments — 118.0% (Cost — $148,753,274#)			148,558,648
Liabilities in Excess of Other Assets — (18.0)%			(22,697,718)
Total Net Assets — 100.0%			$125,860,930

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	The coupon payment on these securities is currently in default as of December 31, 2013.

(e)	Illiquid security (unaudited).

(f)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $150,568,998.

Abbreviations used in this schedule:
BRL	— Brazilian Real
CAD	— Canadian Dollar
IO	— Interest Only
MXN	— Mexican Peso
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes Futures, Put (Premiums received — $8,157)	1/24/14	$120.50	67	$3,141

See Notes to Financial Statements.

14	Western Asset Inflation Management Fund Inc. 2013 Annual Report

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $148,753,274)	$148,558,648
Foreign currency, at value (Cost — $127,050)	127,889
Interest receivable	1,073,850
Deposits with brokers for open futures contracts	594,025
Unrealized appreciation on forward foreign currency contracts	343,336
Receivable from broker — variation margin on open futures contracts	89,503
Prepaid expenses	9,306
Total Assets	150,796,557

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	24,559,306
Unrealized depreciation on forward foreign currency contracts	143,994
Investment management fee payable	76,803
Due to custodian	58,088
Interest payable (Note 3)	7,504
Written options, at value (premiums received — $8,157)	3,141
Accrued expenses	86,791
Total Liabilities	24,935,627
Total Net Assets	$125,860,930

Net Assets:
Par value ($0.001 par value; 7,062,862 shares issued and outstanding; 100,000,000 shares authorized)	$7,063
Paid-in capital in excess of par value	135,845,919
Overdistributed net investment income	(283,944)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(10,067,958)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	359,850
Total Net Assets	$125,860,930

Shares Outstanding	7,062,862

Net Asset Value	$17.82

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	15

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$2,219,103

Expenses:
Investment management fee (Note 2)	831,585
Audit and tax	69,090
Transfer agent fees	44,693
Shareholder reports	32,171
Directors’ fees	21,266
Stock exchange listing fees	19,504
Fund accounting fees	13,412
Legal fees	9,515
Interest expense (Note 3)	9,365
Custody fees	3,962
Insurance	3,933
Miscellaneous expenses	13,021
Total Expenses	1,071,517
Net Investment Income	1,147,586

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	609,189
Futures contracts	(48,500)
Written options	274,569
Foreign currency transactions	600,465
Net Realized Gain	1,435,723
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(15,139,683)
Futures contracts	334,546
Written options	3,795
Foreign currencies	(6,608)
Change in Net Unrealized Appreciation (Depreciation)	(14,807,950)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(13,372,227)
Decrease in Net Assets from Operations	$(12,224,641)

See Notes to Financial Statements.

16	Western Asset Inflation Management Fund Inc. 2013 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$1,147,586	$2,469,991
Net realized gain	1,435,723	3,969,622
Change in net unrealized appreciation (depreciation)	(14,807,950)	2,792,002
Increase (Decrease) in Net Assets from Operations	(12,224,641)	9,231,615

Distributions to Shareholders From (Note 1):
Net investment income	(3,840,127)	(3,884,574)
Return of capital	(397,590)	—
Decrease in Net Assets from Distributions to Shareholders	(4,237,717)	(3,884,574)
Increase (Decrease) in Net Assets	(16,462,358)	5,347,041

Net Assets:
Beginning of year	142,323,288	136,976,247
End of year*	$125,860,930	$142,323,288
* Includes overdistributed net investment income of:	$(283,944)	$(354,204)

See Notes to Financial Statements.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	17

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2013[1]	2012[1]	2011[1]	2010[1]	2009[1,2]	2009[1,3]

Net asset value, beginning of year	$20.15	$19.39	$18.04	$17.69	$17.68	$15.29
Income (loss) from operations:
Net investment income	0.16	0.35	0.67	0.39	0.06	0.16
Net realized and unrealized gain (loss)	(1.89)	0.96	1.50	0.56	0.05	2.99
Total income (loss) from operations	(1.73)	1.31	2.17	0.95	0.11	3.15

Less distributions from:
Net investment income	(0.54)	(0.55)	(0.82)	(0.58)	(0.10)	(0.76)
Return of capital	(0.06)	—	—	(0.02)	—	—
Total distributions	(0.60)	(0.55)	(0.82)	(0.60)	(0.10)	(0.76)

Net asset value, end of year	$17.82	$20.15	$19.39	$18.04	$17.69	$17.68

Market price, end of year	$16.93	$18.80	$17.49	$17.65	$16.15	$15.99
Total return, based on NAV[4,5]	(8.71)%	6.82%	12.21%	5.42%	0.62%	21.09%
Total return, based on Market Price[6]	(6.76)%	10.76%	3.83%	13.26%	1.62%	24.67%

Net assets, end of year (000s)	$125,861	$142,323	$136,976	$127,385	$124,891	$124,813

Ratios to average net assets:
Gross expenses	0.80%	0.80%	0.87%	0.87%	1.04%[7]	1.09%
Net expenses[8]	0.80	0.80	0.87	0.87	1.04 [7]	1.09
Net investment income	0.86	1.76	3.53	2.15	2.03 [7]	0.97

Portfolio turnover rate	35%	46%	52%	48%	2%	45%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period ended November 1, 2009 through December 31, 2009.

[3]	For the year ended October 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 55% for the year ended October 31, 2009.

See Notes to Financial Statements.

18	Western Asset Inflation Management Fund Inc. 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Inflation Management Fund Inc. (the “Fund”) was incorporated in Maryland on March 16, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is total return. Current income is the Fund’s secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

Western Asset Inflation Management Fund Inc. 2013 Annual Report	19

Notes to financial statements (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

20	Western Asset Inflation Management Fund Inc. 2013 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$116,796,781	—	$116,796,781
Asset-backed securities	—	243,260	—	243,260
Collateralized mortgage obligations	—	1,113,691	—	1,113,691
Corporate bonds & notes	—	19,735,361	—	19,735,361
Mortgage-backed securities	—	704,746	—	704,746
Non-U.S. Treasury inflation protected securities	—	1,660,210	—	1,660,210
Sovereign bonds	—	8,202,640	—	8,202,640
U.S. government & agency obligations	—	76,834	—	76,834
Purchased options	$25,125	—	—	25,125
Total investments	$25,125	$148,533,523	—	$148,558,648
Other financial instruments:
Futures contracts	$480,702	—	—	$480,702
Forward foreign currency contracts	—	$343,336	—	343,336
Total other financial instruments	$480,702	$343,336	—	$824,038
Total	$505,827	$148,876,859	—	$149,382,686

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$3,141	—	—	$3,141
Futures contracts	126,061	—	—	126,061
Forward foreign currency contracts	—	$143,994	—	143,994
Total	$129,202	$143,994	—	$273,196

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s

Western Asset Inflation Management Fund Inc. 2013 Annual Report	21

Notes to financial statements (cont’d)

policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily

22	Western Asset Inflation Management Fund Inc. 2013 Annual Report

to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	23

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and

24	Western Asset Inflation Management Fund Inc. 2013 Annual Report

emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any,

Western Asset Inflation Management Fund Inc. 2013 Annual Report	25

Notes to financial statements (cont’d)

will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $147,135. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

26	Western Asset Inflation Management Fund Inc. 2013 Annual Report

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$1,066,294	—	$(1,066,294)
(b)	1,696,507	$(1,696,507)	—

(a)	Reclassifications are primarily due to a taxable overdistribution.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	27

Notes to financial statements (cont’d)

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$27,027,355	$53,996,782
Sales	5,693,816	42,333,372

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,837,119
Gross unrealized depreciation	(5,847,469)
Net unrealized depreciation	$(2,010,350)

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	134	3/14	$16,113,936	$15,987,875	$(126,061)
Contracts to Sell:
U.S. Treasury 10-Year Notes	135	3/14	16,782,046	16,611,328	170,718
U.S. Treasury Ultra Long-Term Bonds	166	3/14	21,609,859	21,299,875	309,984
					480,702
Net unrealized gain on open futures contracts					$354,641

During the year ended December 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	28	$15,659
Options written	1,471	435,018
Options closed	(991)	(316,304)
Options exercised	(183)	(39,929)
Options expired	(258)	(86,287)
Written options, outstanding as of December 31, 2013	67	$8,157

28	Western Asset Inflation Management Fund Inc. 2013 Annual Report

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Bank of America N.A.	1,418,882	$597,774	1/27/14	$(4,264)
Canadian Dollar	Citibank N.A.	1,796,183	1,689,005	2/18/14	3,584
Canadian Dollar	Citibank N.A.	1,390,000	1,307,059	2/18/14	2,153
Euro	Credit Suisse	3,858	5,308	2/18/14	129
Japanese Yen	Citibank N.A.	127,060,000	1,206,778	2/18/14	(25,982)
Japanese Yen	Credit Suisse	115,660,000	1,098,505	2/18/14	(78,146)
					(102,526)
Contracts to Sell:
Brazilian Real	Bank of America N.A.	2,837,764	1,195,547	1/27/14	(951)
Japanese Yen	Goldman Sachs Group Inc.	115,660,000	1,098,385	1/27/14	83,628
Canadian Dollar	Bank of America N.A.	1,333,000	1,253,460	2/18/14	15,327
Canadian Dollar	Citibank N.A.	4,516,206	4,246,724	2/18/14	70,121
Canadian Dollar	Credit Suisse	1,850,428	1,740,013	2/18/14	26,472
Euro	Citibank N.A.	843,701	1,160,657	2/18/14	(32,658)
Euro	Credit Suisse	70,000	96,297	2/18/14	(1,993)
Japanese Yen	Bank of America N.A.	126,000,000	1,196,711	2/18/14	64,326
Japanese Yen	Citibank N.A.	131,290,000	1,246,954	2/18/14	77,596
					301,868
Net unrealized gain on open forward foreign currency contracts					$199,342

Transactions in reverse repurchase agreements for the Fund during the year ended December 31, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$18,260,811	0.19%	$24,559,306

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.14% to 0.25% during the year ended December 31, 2013. Interest expense incurred on reverse repurchase agreements totaled $9,365.

At December 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount
Deutsche Bank	0.25%	10/17/2013	1/15/2014	$6,175,000
Barclays	0.22%	10/17/2013	1/15/2014	2,875,336
Morgan Stanley	0.15%	10/29/2013	1/15/2014	5,190,000
Deutsche Bank	0.17%	11/27/2013	2/12/2014	3,705,000
Morgan Stanley	0.17%	11/27/2013	2/12/2014	3,727,941
Barclays	0.18%	11/27/2013	2/12/2014	2,886,029
				$24,559,306

Western Asset Inflation Management Fund Inc. 2013 Annual Report	29

Notes to financial statements (cont’d)

On December 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $24,645,576.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$25,125	—	$25,125
Futures contracts[3]	480,702	—	480,702
Forward foreign currency contracts	—	$343,336	343,336
Total	$505,827	$343,336	$849,163
LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$3,141	—	$3,141
Futures contracts[3]	126,061	—	126,061
Forward foreign currency contracts	—	$143,994	143,994
Total	$129,202	$143,994	$273,196

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(264,545)	—	$(264,545)
Written options	274,569	—	274,569
Futures contracts	(48,500)	—	(48,500)
Forward foreign currency contracts	—	$666,325	666,325
Total	$(38,476)	$666,325	$627,849

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

30	Western Asset Inflation Management Fund Inc. 2013 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(218)	—	$(218)
Written options	3,795	—	3,795
Futures contracts	334,546	—	334,546
Forward foreign currency contracts	—	$(4,790)	(4,790)
Total	$338,123	$(4,790)	$333,333

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$37,670
Written options	25,668
Futures contracts (to buy)	5,964,797
Futures contracts (to sell)	6,171,423
Forward foreign currency contracts (to buy)	3,339,343
Forward foreign currency contracts (to sell)	11,620,052

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$25,125	—	$25,125
Futures contracts[3]	89,503	—	89,503
Forward foreign currency contracts	343,336	—	343,336
Total	$457,964	—	$457,964

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Written options	$3,141	—	$3,141
Forward foreign currency contracts	143,994	—	143,994
Total	$147,135	—	$147,135

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	31

Notes to financial statements (cont’d)

5. Distributions subsequent to December 31, 2013

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount
1/24/14	1/31/14	$0.0500
2/21/14	2/28/14	$0.0500

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$3,840,127	$3,884,574
Tax return of capital	397,590	—
Total Distributions Paid	$4,237,717	$3,884,574

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(5,985,418)
Other book/tax temporary differences(a)	(2,549,165)
Unrealized appreciation (depreciation)(b)	(1,457,469)
Total accumulated earnings (losses) — net	$(9,992,052)

*	During the taxable year ended December 31, 2013, the Fund utilized $1,066,294 of its capital loss carryforward available from prior years. As of December 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2014	$(1,241,110)
12/31/2016	(2,444,775)
12/31/2018	(2,299,533)
$(5,985,418)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting

32	Western Asset Inflation Management Fund Inc. 2013 Annual Report

Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

8. Subsequent event

On January 21, 2014, the Board of Directors of Western Asset Inflation Management Fund Inc. announced a proposal to liquidate and dissolve the Fund. Subject to stockholder approval of a plan of liquidation and dissolution (the “Plan”) adopted by the Board, the Fund plans to cease to invest in assets in accordance with its investment objectives and will, as soon as reasonable and practicable, complete the sale of any remaining portfolio securities it holds and will dissolve. The Board plans to submit a proposal to stockholders to approve the Plan at the annual meeting of stockholders to be held on April 25, 2014. If the proposal is approved by stockholders, the Fund will commence the orderly liquidation of its assets in accordance with the Plan. Following the liquidation of the Fund’s assets, the Fund will pay one or more liquidating distributions to stockholders of record in accordance with the Plan. There can be no assurance that the necessary percentage of the stockholders of the Fund will vote to approve the liquidation and dissolution of the Fund in accordance with the Plan.

Western Asset Inflation Management Fund Inc. 2013 Annual Report	33

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Inflation Management Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Inflation Management Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from November 1, 2009 to December 31, 2009, and the year ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Inflation Management Fund Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the period from November 1, 2009 to December 31, 2009, and the year ended October 31, 2009, in conformity with U.S. generally accepted accounting principles.

As disclosed in note 8 to the financial statements, the Board of Directors of the fund announced a proposal to liquidate and dissolve the Fund.

New York, New York

February 24, 2014

34	Western Asset Inflation Management Fund Inc. 2013 Annual Report

Board approval of management and

sub-advisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Inflation Management Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset Inflation Management Fund Inc.	35

Board approval of management and

sub-advisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

36	Western Asset Inflation Management Fund Inc.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged BBB-rated corporate debt closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of thirteen funds for the 1- and 3-year periods ended June 30, 2013 and eleven funds for the 5-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2013 was ranked thirteenth among the funds in the Performance Universe for that period; the Fund’s performance for the 3-year period ended that date was ranked ninth among the funds in the Performance Universe for that period; and the Fund’s performance for the 5-year period ended June 30, 2012 was ranked eleventh among the funds in the Performance Universe for that period. The Fund’s performance was significantly worse than the Performance Universe median for each of the periods. In explaining the Fund’s underperformance relative to its Performance Universe for the 1-, 3- and 5-year periods, the Manager challenged the appropriateness of the Performance Universe, noting that Lipper categorizes closed-end Treasury Inflation-Protected Securities (TIPS) funds, such as the Fund, with BBB-rated corporate debt funds having higher allocations to credit. Corporate obligations contributed significantly to the performance of other Performance Universe funds at times during each of the performance measurement periods. The Manager reported that Lipper had prepared a performance analysis based upon funds identified by Western Asset as comparable to the Fund that showed somewhat improved comparative results. The Board noted, among other things, that both the small number of closed-end TIPS funds and the small number and dissimilar types of funds in the Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund underperformed its benchmark during each of the 1-, 3- and 5-year periods ended June 30, 2013.

Western Asset Inflation Management Fund Inc.	37

Board approval of management and

sub-advisory agreements (unaudited) (cont’d)

Based on the reviews and discussions of Fund performance with the Manager and the Sub-Adviser (including the appropriateness of the Performance Universe) and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and seven other non-leveraged BBB-rated corporate debt closed-end funds, as classified by Lipper. The Expense Group funds had average net assets ranging from $136.9 million to $238.2 million. Six of the funds in the Expense Group were larger than the Fund and only one was smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee, actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) and actual total expenses each ranked seventh among the Funds in the Expense Group and was worse (i.e., higher) than the Expense Group median for that expense component. The Manager noted that the small differential between each of the foregoing Fund expense components and the Expense Group median for that component. The Board considered that the small number, dissimilar types and varying sizes of funds in the Expense Group made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the

38	Western Asset Inflation Management Fund Inc.

Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 8% during the period covered by the analysis but remained at a level which the Board believed to be

Western Asset Inflation Management Fund Inc.	39

Board approval of management and

sub-advisory agreements (unaudited) (cont’d)

reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

40	Western Asset Inflation Management Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Inflation Management Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Western Asset Inflation Management Fund Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor,
Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

42	Western Asset Inflation Management Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Western Asset Inflation Management Fund Inc.	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2004
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	155
Other board memberships held by Director during past five years	None

44	Western Asset Inflation Management Fund Inc.

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset Inflation Management Fund Inc.	45

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

46	Western Asset Inflation Management Fund Inc.

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2015, year 2016 and year 2014, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Effective February 1, 2013, Ms. Kamerick became a Director.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013, Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset Inflation Management Fund Inc.	47

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

48	Western Asset Inflation Management Fund Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset Inflation Management Fund Inc.	49

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions on your Common Shares will be automatically reinvested by American Stock Transfer and Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent.

If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer and Trust Company, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

50	Western Asset Inflation Management Fund Inc.

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151 or by accessing the Plan Agent’s website at www.amstock.com. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset Inflation Management Fund Inc.	51

Important tax information (unaudited)

The Fund paid the following distributions during the taxable year ended December 31, 2013:

Record Date	Payable Date	Total Distribution Paid	Return of Capital Per Share	Oridinary Income Per Share	Federal Obligation Interest Percentage*
01/18/2013	01/25/2013	0.050000	0.004691	0.045309	48.08%
02/15/2013	02/22/2013	0.050000	0.004691	0.045309	48.08%
03/15/2013	03/22/2013	0.050000	0.004691	0.045309	48.08%
04/19/2013	04/26/2013	0.050000	0.004691	0.045309	48.08%
05/24/2013	05/31/2013	0.050000	0.004691	0.045309	48.08%
06/21/2013	06/28/2013	0.050000	0.004691	0.045309	48.08%
07/19/2013	07/26/2013	0.050000	0.004691	0.045309	48.08%
08/23/2013	08/30/2013	0.050000	0.004691	0.045309	48.08%
09/20/2013	09/27/2013	0.050000	0.004691	0.045309	48.08%
10/18/2013	10/25/2013	0.050000	0.004691	0.045309	48.08%
11/22/2013	11/29/2013	0.050000	0.004691	0.045309	48.08%
12/20/2013	12/27/2013	0.050000	0.004691	0.045309	48.08%

*	The Federal obligation interest is expressed as a percentage of the ordinary income distribution per share.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

52	Western Asset Inflation Management Fund Inc.

Western Asset

Inflation Management Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick**

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Inflation Management Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company 6201 15th Avenue,

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP 425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

IMF

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**	Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Inflation Management Fund Inc.

Western Asset Inflation Management Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Inflation Management Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WAS0021 2/14 SR14-2141

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,650 December 31, 2012 and $64,650 in December 31, 2013.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in December 31, 2012 and $0 in December 31, 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Inflation Management Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300 in December 31, 2012 and $3,800 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Inflation Management Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Inflation Management Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

((2) For the Western Asset Inflation Management Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Inflation Management Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Inflation Management Fund Inc. during the reporting period were $0 in 2013.

(h) Yes. Western Asset Inflation Management Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-

approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Inflation Management Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING PLICIES AND PROCDURES FOR CLOSE-END MANAGEMENT INVESTMENT COMPANIES.

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Co- Chief Investment Officer of Western Asset since 2013; formerly, Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008 to 2013.

Paul Wynn Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2010	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset Management Company Limited for more than five years.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Dennis J. McNamara Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2013.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
Stephen A. Walsh‡	Other Registered Investment Companies	106	$193.0 billion	None	None
	Other Pooled Vehicles	242	$89.0 billion	9	$1.6 billion
	Other Accounts	712	$169.4 billion	57	$15.5 billion

Paul Wynn‡	Other Registered Investment Companies	5	$3.0 billion	None	None
	Other Pooled Vehicles	6	$816 million	None	None
	Other Accounts	26	$3.8 billion	4	$352 million

Keith J. Gardner ‡	Other Registered Investment Companies	30	$25.3 billion	None	None
	Other Pooled Vehicles	29	$12.8 billion	1	$141 million
	Other Accounts	162	$36.5 billion	19	$7.2 billion

Michael C. Buchanan ‡	Other Registered Investment Companies	42	$33.8 billion	None	None
	Other Pooled Vehicles	57	$31.2 billion	4	$862 million
	Other Accounts	194	$48.2 billion	20	$7.3 billion

Dennis McNamara‡	Other Registered Investment Companies	36	$149.6 billion	None	None
	Other Pooled Vehicles	22	$10.1 billion	1	$264 million
	Other Accounts	135	$47.9 billion	8	$1.5 billion

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate.

Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2013.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Paul Wynn	A
Keith J. Gardner	A
Michael C. Buchanan Dennis McNamara	A A
Dollar Range ownership is as follows: A: none B: $1 - $10,000 C: 10,001 - $50,000 D: $50,001 - $100,000 E: $100,001 - $500,000 F: $500,001 - $1 million G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation Management Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 27, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 27, 2014